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                                                                  EXHIBIT 10.32



                                                                  EXECUTION COPY

                      THIRD AMENDMENT TO CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of April 11, 1997, by and among PNI SYSTEMS, LLC, a Georgia limited liability company (the "Company"), PREFERRED NETWORKS, INC., a Delaware corporation (the "Parent", the Parent, together with the Company, the "Borrowers"), and NATIONSBANK, N.A. (SOUTH) (the "Lender").

        WHEREAS, the Borrowers and the Lender have entered into that certain Credit Agreement dated as of August 8, 1996, as amended as of December 20, 1996 and as of March 12, 1997 (the "Credit Agreement");

        WHEREAS, the Parent advised the Lender that the Parent has entered into a letter agreement dated April 9, 1997 (the "Letter Agreement"), by and among the Parent and PNC Capital Corp., Centennial Fund IV, L.P., Fleet Equity Partners, Inc., Saugatuck Capital III and Primus Venture Fund III (the "Investors"), outlining the basic terms on which (a) the Investors have agreed to purchase from the Parent, and the Parent has agreed to issue to the Investors, shares of the Parent's Class A Redeemable Preferred Stock (the "Preferred Stock") and (b) the Parent has agreed to issue to the Investors warrants (the "Warrants") to purchase up to 11,500,000 shares of Common Stock of the Parent, in each case, subject to the terms and conditions to be contained in definitive documentation evidencing such transactions (which conditions will include approval of certain aspects of such transactions by the shareholders of the Parent);

        WHEREAS, the Parent has advised the Lender that the Investors are willing to make a $10,000,000 bridge loan to the Parent (the "Investor Loan") which will be due and payable in full on the earlier of the date of issuance of the Preferred Stock or June 30, 1997;

        WHEREAS, in connection with the foregoing transactions, the Borrowers have requested that the Lender consent to such transactions and agree to amend certain provisions of the Credit Agreement, all on, and subject to, the terms and conditions contained herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

        Section 1. General Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

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        (a)     The Credit Agreement is amended by deleting from Section 1.1 thereof the definition of the term "Company Commitment" in its entirety and substituting in its place the following:

                "Company Commitment" shall mean the obligation of the Lender to make Company Loans to the Company in an aggregate principal amount at any one time outstanding up to but not exceeding $9,250,000.

        (b) The Credit Agreement is amended by deleting Section 9.12 in its entirety and substituting in its place the following:

                "The Parent shall fail to raise an aggregate amount of Net Proceeds of Equity Issuances and Subordinated Debt greater than or equal to (a) $15,000,000 during the period commencing on the date hereof and ending on July 1, 1997 and (b) $20,000,000 (including amounts raised during the period referred to in the preceding clause (a)) during the period commencing on date hereof and ending on January 31, 1998."

        Section 2. Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to receipt by the Lender of each of following, each in form and substance satisfactory to the Lender:

        (a) A counterpart of this Amendment duly executed by the Company, the Parent and each Guarantor; and

        (b) Such other documents, instruments and agreements as the Lender may reasonably request.

        Section 3. Amendments to Credit Agreement Regarding the Purchase Agreement.

        (a) Subject to the immediately following subsection (b), the Credit Agreement is amended by deleting from Section 1.1 thereof the definition of the term "Change of Control" in its entirety and substituting in its place the following:

                "Change in Control" shall mean any of the following: (i) if any Person or two or more Persons (other than Mark Dunaway) acting in concert, shall acquire "beneficial ownership" within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), directly or indirectly, of capital stock or securities of the Parent representing 20% or more of the aggregate voting power of all classes of capital stock and securities of the Parent on a fully diluted basis; or (ii) if, (x) in any twelve-month period, any member of the Management Group shall terminate his employment with the Parent or otherwise cease to be employed by the Parent in a senior management position and (y) within 120 days after such member shall terminate his employment or shall


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        otherwise cease to be so employed, the Parent shall fail to replace such member with an individual having comparable industry experience.

        (b) The effectiveness of the amendment provided for in the immediately preceding subsection (a), is subject to satisfaction of the following conditions:

                (i) The Lender being reasonably satisfied with the terms and conditions of the Purchase Agreement (as defined below) and the Warrants, which satisfaction the Lender agrees to evidence by way of a letter to such effect from the Lender to the Parent; and

                (ii) Receipt by the Lender of each of the following in form and substance reasonably satisfactory to the Lender:

                        (A)     A copy of the fully executed Letter Agreement;

                        (B)     A fully executed copy of the definitive
                purchase agreement (the "Purchase Agreement") entered into by the Parent and the Investors relating to the acquisition by the Investors of the Preferred Stock and the Warrants, together with all exhibits, schedules and other attachments thereto, the terms and conditions of which Purchase Agreement must be substantially responsive to the terms of the Letter Agreement;

                        (C) A copy of the Certificate of Designations regarding the Preferred Stock certified as of a recent date by the Secretary of State of the jurisdiction of incorporation of the Parent;

                        (D) A fully executed copy of each warrant agreement and warrant certificate relating to the Warrants issued to each Investor; and

                        (E) Such other documents, instruments and agreements relating to the transactions contemplated by the Purchase Agreement as the Lender may reasonably request:

        Section 4. Lender's Consent to Investor Loan.

        (a) Subject to the immediately following subsection (b), the Lender agrees that notwithstanding Section 7.3 of the Credit Agreement, the Parent may incur Indebtedness owing to the Investors in any aggregate principal amount not to exceed $10,000,000 at any one time outstanding.

        (b) The effectiveness of the immediately preceding subsection (a), is subject to satisfaction of the following conditions:



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                (i)     The Lender being reasonably satisfied with the terms of
        the Investor Loan, which satisfaction the Lender agrees to evidence by way of a letter to such effect from the Lender to the Parent; and

                (ii) Receipt by the Lender of each of the following in form and substance reasonably satisfactory to the Lender:

                        (A) A copy of the fully executed loan agreement, promissory note (or notes), and all other documents or instruments evidencing or relating to the Investor Loan;

                        (B) A Subordination Agreement executed by the Investors subordinating the Investor Loan on term and conditions satisfactory to the Lender in its sole and absolute discretion; and

                        (C) Such other documents, instruments and agreements relating to the Investor Loan as the Lender may reasonably request.

        Section 5. Representations. Each of the Borrowers represents and warrants to the Lender that:

        (a) Authorization, No Conflict. The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms (a) have been duly authorized by all requisite corporate and, to the extent required, stockholder action (or membership action in the case of a limited liability company) on the part of each Borrower and
(b) will not (i) violate any provision of Applicable Law, or any order of any Governmental Authority or any provision of the certificate in incorporation, articles of organization or other comparable organizational instrument or by-laws or operating agreement of either Borrower, (ii) violate, conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or an event of default under any Material Contract to which either Borrower is a party or by which each Borrower or any of its property is or may be bound, or (iii) result in the creation or imposition of any Lien upon any property or assets of the Borrowers.

        (b) Enforceability. This Amendment has been fully executed and delivered by a duly authorized officer of each Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting generally the enforcement of creditors' rights and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).


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     Section 6.  Reaffirmation by Borrowers.  Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrower to the Lender in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

     Section 7. Reaffirmation by Guarantors. Each of the Guarantor reaffirms its continuing obligations to the Lender under its Guaranty, and agrees that this Amendment shall not in any way effect the validity and enforceability of such Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

     Section 8. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

     Section 9. Expenses. The Company shall reimburse the Lender upon demand for all costs and expenses (including attorneys' fees) incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

     Section 10. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 12. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     Section 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which need not contain the signature of more than one party and all of which taken together shall constitute one and the same original instrument.

     Section 14. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

                          [Signatures on Next Page]

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        IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed as of the date first above written.


                                THE LENDER:

                                NATIONSBANK, N.A. (SOUTH)


                                By:   /s/ Michael S. Paulson
                                   ---------------------------------------
                                   Name:  Michael S. Paulson
                                        ----------------------------------
                                   Title: Assistant Vice President
                                        ----------------------------------


                                THE PARENT:

                                PREFERRED NETWORKS, INC.


                                By:   /s/ Kim Smith Hughes
                                   ---------------------------------------
                                   Name:  Kim Smith Hughes
                                        ----------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------


                                THE COMPANY:

                                PNI SYSTEMS, LLC

                                By:  Preferred Networks, Inc., its Manager


                                     By:   /s/ Kim Smith Hughes
                                        ----------------------------------
                                        Name:  Kim Smith Hughes
                                             -----------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------

                     [Signatures Continued on Next Page]



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         [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT DATED
              AS OF APRIL 11, 1997 FOR PREFERRED NETWORKS, INC.]


                                THE GUARANTORS


    PNI SPECTRUM, LLC                        PREFERRED TECHNICAL
                                             SERVICES, INC.
    By: Preferred Networks, Inc., its Manager

                                             By:  /s/ Kim Smith Hughes
                                                ------------------------------
    By:  /s/ Kim Smith Hughes                   Name:  Kim Smith Hughes
       ------------------------------                -------------------------
       Name:  Kim Smith Hughes                  Title: Chief Financial Officer
            -------------------------                 ------------------------
       Title: Chief Financial Officer
             ------------------------

    PNI GEORGIA, INC.                        EPS WIRELESS, INC.

    By:  /s/ Kim Smith Hughes                By:  /s/ Kim Smith Hughes
       ------------------------------           ------------------------------
       Name:  Kim Smith Hughes                  Name:  Kim Smith Hughes
            -------------------------                -------------------------
       Title: Vice President                    Title: Vice President
             ------------------------                 ------------------------


    MERCURY PAGING &                         HTB COMMUNICATIONS, INC.
      COMMUNICATIONS, INC.

    By:  /s/ Kim Smith Hughes                By:  /s/ Kim Smith Hughes
       ------------------------------           ------------------------------
       Name:  Kim Smith Hughes                  Name:  Kim Smith Hughes
            -------------------------                -------------------------
       Title: Chief Financial Officer           Title: Chief Financial Officer
             ------------------------                 ------------------------


    CUSTOM PAGE, INC.                        M.P.C. DISTRIBUTORS, INC.

    By:  /s/ Kim Smith Hughes                By:  /s/ Kim Smith Hughes
       ------------------------------           ------------------------------
       Name:  Kim Smith Hughes                  Name:  Kim Smith Hughes
            -------------------------                -------------------------
       Title: Chief Financial Officer           Title: Chief Financial Officer
             ------------------------                 ------------------------



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